UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------

                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-9390                    95-2698708
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(State or other jurisdiction    (Commission File            (I.R.S. Employer
     of incorporation)               Number)              Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                            92123
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(Address of principal executive offices)                   (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  | Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

On December 16, 2004, Jack in the Box Inc. (the "Company") issued a press release regarding the matters discussed under Item 4.02 below, which include adjustments to prior period financial results. The press release is attached as
Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC Release numbers 33-8216 and 34-47583.


ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
             ------------------------------------------------------
             OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
             -----------------------------------------------------

     (a) This filing describes certain adjustments that Jack in the Box Inc. (the "Company") is making in the course of restating certain of its prior period financial statements.

     For many years, the Company consistently followed the same accounting practice of using the initial lease term when determining whether each of its leases was an operating lease or a capital lease and when calculating straight-line rent expense. Concurrently, the Company has depreciated its buildings on leased land, leasehold improvements and certain intangible assets over a period that included both the initial term of the lease and its option periods - or the useful life of the asset if shorter than the lease term plus options. The Company believed that these accounting treatments were permitted under generally accepted accounting principles ("GAAP") and consistently received unqualified opinions from its auditors, KPMG LLP. Further, the Company believes that these accounting treatments were comparable to the practices of other public companies. However, an 8-K filing on November 23, 2004, outlining changes in a similar accounting treatment by a competitor, prompted the Company to begin, on November 29, 2004, a review of its own accounting policies, a review of the relevant accounting literature, discussions with KPMG and an extensive analysis of the Company's accounting records over many years. As a result of such reviews and discussions, the Company has now assured itself that the authoritative accounting literature is interpreted to require that the Company use the same lease term for depreciating buildings on leased land, leasehold improvements and certain intangible assets as it uses in determining capital versus operating lease classifications and calculating straight-line rent expense (the "Accounting Treatment"). Such interpretation contradicts many years of recognized accounting practices by the Company.

     On December 15, 2004, the Company's Audit Committee of the Board of Directors, its management and its independent auditors, KPMG LLP, met to discuss the results of the review of the Company's accounting policies, the analysis of its records and the authoritative accounting literature with respect to the treatment of lease accounting and leasehold depreciation. At that time, the Audit Committee determined that the Company's accounting with respect to its leases should be revised in accordance with the Accounting Treatment and that these revisions should be appropriately presented through the restatement of previously issued financial statements for the Company's fiscal years 2003 and 2002, as well as the first three quarters of fiscal 2004, and as a result the previously issued financial statements covering those periods should no longer be relied upon.



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     The Audit Committee was advised by management that in implementing the
Accounting Treatment, the Company will generally limit the depreciable lives for its buildings on leased land, leasehold improvements and certain intangible assets, which are subject to a lease, to the initial lease term. However, in circumstances where the Company would incur an economic penalty by not exercising one or more option periods, the Company may include one or more option periods when determining the depreciation period. In either circumstance, the Company's policy will require consistency when calculating the depreciation period, in classifying the lease and in computing straight-line rent expense for each of its leases.

     The primary effect of the change in policy is to require the Company to accelerate depreciation and amortization for the buildings, leasehold improvements and certain intangible assets that are the subject of the Company's leases.

     These adjustments to certain prior period financial statements are not attributable to any material non-compliance by the Company, as a result of any misconduct, with any financial reporting requirements under securities laws, and the Company believes there will not be any further adjustments as a result of its internal review of this matter. While the Company is not aware of any other accounting issues requiring adjustment, there can be no assurances that the Company or KPMG will not find additional accounting issues requiring adjustment in the future.

     The company anticipates that it will file its Form 10-K for fiscal 2004 on December 17, 2004, its accelerated (75-day) filing deadline, with appropriate restatements. However, if the company should require a brief extension of time to file this Form 10-K, it will file for such extension with the SEC.

     The Company's management will discuss the restatement on a conference call and simultaneous webcast on Friday, December 17, 2004, at 6:00 a.m. PST. The webcast can be accessed via the Jack in the Box Inc. homepage at www.jackinthebox.com.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

(C)  EXHIBITS
     --------

The following exhibits are filed with this Report:

             Exhibit No.                 Description

                99.1                     Press Release dated December 16, 2004.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 JACK IN THE BOX INC.


                                             By: /s/ JOHN F. HOFFNER
                                                 -------------------
     John F. Hoffner
     Executive Vice President
     Chief Financial Officer
     (Principal Financial Officer)
     (Duly Authorized Signatory)

     Date: December 16, 2004



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